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                                                                    Exhibit 10.2


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN


         1. Purpose. The purpose of the American Business Financial Services, Inc. Amended and Restated Stock Option Plan (the "Plan") is to further the earnings of American Business Financial Services, Inc. (the "Company"). The Plan provides for the award of long-term incentives to those officers and other key employees who make substantial contributions to the Company by their loyalty, industry, and invention. The Company intends that the Plan will facilitate attracting, retaining, and motivating management employees of high caliber and potential.

         2. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of American Business Financial Services, Inc. (the "Board"). The Committee shall consist of three (3) or more persons selected by the Board of Directors, each of whom shall be (i)an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor section; and (ii)a "non-employee" director within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any corresponding rule, except that failure of the Committee for any reason to be composed solely of non-employee directors for any reason shall not prevent any option from being considered granted under this Plan. Without limiting the foregoing, the Committee shall have full and final authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

         3. Stock Subject to the Plan. The shares that may be issued under the Plan shall not exceed in the aggregate more than 460,000 shares of common stock, par value $.001 per share (the "Common" Stock) of the Company. Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an outstanding option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

         4. Eligibility to Receive Awards. Persons eligible to receive awards under the Plan shall be limited to those officers and other key employees of the Company who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Company. Directors of the Company who are not otherwise officers or employees of the Company shall not be eligible to participate in the Plan. Notwithstanding anything to this Plan to the contrary, no individual shall receive option awards with respect to more than 75% of the shares reserved for issuance under the Plan.

         5. Form of Awards. Awards may be made from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Stock options may be options which are intended to qualify as incentive stock options within the meaning of Section 422 of the


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Code, or any amendment or substitute thereto ("Incentive Stock Options") or options which are not intended to so qualify ("Non-Qualified Stock Options").

         6. Stock Options. Stock options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which shall contain, in substance, the following terms and conditions:

                  (a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Non-Qualified Stock Options, as the case may be.

                  (b) Option Price. Subject to the restrictions set forth below regarding Incentive Stock Options, the purchase price of stock subject to an option shall be no less than the fair market value at the time of grant, as determined by the Committee.

                  (c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no option shall be exercisable after ten (10) years from the date of grant thereof. The Committee may, in its discretion, provide in the option agreement circumstances under which the option shall become immediately exercisable, and may, notwithstanding the foregoing, accelerate the exercisability of any option at any time.

                  (d) Payment for Shares. The purchase price of the shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Common Stock of the Company (valued at the fair market value thereof), or a combination thereof, as the Committee may determine and subject to such terms and conditions prescribed by the Committee for such purpose.

                  (e) Rights Upon Termination of Employment. The award agreement shall specify a Participants rights upon termination of employment. In the case of Incentive Stock Options, the restrictions set forth below must be followed .

                  (f) Nontransferability. Each option agreement shall state that the option is not transferable other than by will or the laws of descent and distribution, and that during the lifetime of the optionee the option is exercisable only by him.

                  (g) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Board determines necessary or desirable in order to qualify such option as a tax favored option (within the meaning of Section 422 of the Code, or any amendment or substitute thereto or regulation thereunder) including without limitation, the following:



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                  (i) The purchase price of stock subject to an Incentive Stock
Option shall not be less than 100% of the fair market value of such stock on the date the option is granted, as determined by the Committee;

                  (ii) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company) shall not exceed One Hundred Thousand ($100,000) Dollars;

                  (iii) No Incentive Stock Option shall be granted to any employee if at the time the option is granted the individual owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or subsidiary corporation unless at the time such option is granted the option price is at least one hundred ten (110%) percent of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant; and

                  (iv) In the event that the recipient of an Incentive Stock Option ceases to be an employee of the Company for any cause other than death or disability, his Incentive Stock Options shall terminate ninety (90) days following termination. In the event that such an optionee dies or becomes disabled prior to the expiration of his Incentive Stock Options and without having fully exercised such options, the optionee or his successor shall have the right to exercise such options during its term but in no event later than twelve (12) months after termination of death or termination due to disability to the extent that such option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee.

         7. General Restrictions. Each award under the Plan shall be subject to the requirement that if at any time the Committee shall determine the (i)the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii)the consent or approval of any government regulatory body, or (iii)an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of shares of Common Stock thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

         8. Single or Multiple. Multiple forms of awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

         9. Rights of a Shareholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.



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         10. Rights to Terminate Employment. Nothing in the Plan or in any
agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

         11. Withholding. Wherever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

         12. Non-Assignability. No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve in writing. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

         13. Non-Uniform Determinations. The Committee's determination under the Plan (including without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         14. Adjustments.

                  (a) In the event of any change in the outstanding stock of the Company, by reason of a stock dividend or distribution, supplemental offering of shares, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may, in its discretion, adjust the number of shares of Common Stock which may be issued under the Plan.

                  (b) The number of shares of Common Shares purchasable upon the exercise of the outstanding stock options ("Options") and the option price shall be subject to adjustment from time to time as provided in this paragraph 14.

                           (i) If the Company shall pay or make a dividend or
other distribution on any class of capital stock of the Company in Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the date following such distribution.

                           (ii) If the outstanding shares of Common Stock shall
be subdivided into a greater number of shares of Common Stock, the number of shares of Common Stock


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purchasable upon exercise of an Option at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, if outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                           (iii) The reclassification of Common Stock into
securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, within the meaning of the clause (ii) above.

                           (iv) The Committee may in its discretion make such
increases in the number of shares of Common Stock purchasable upon exercise of an Option, in addition to those required by this subparagraph (b), as shall be determined by the Company's Board of Directors to be advisable in order to achieve an equitable result or to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

                  (c) Whenever the number of shares of Common Stock purchasable upon exercise of an Option is adjusted as provided in this paragraph 14, the option price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock purchasable prior to this adjustment and the denominator is equal to the number of shares of Common Stock purchasable after the adjustment.

                  (d) For the purpose of this paragraph 14, the term "Common Stock" shall include any shares of the Company of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         15. Amendment. The Committee may terminate or amend the Plan at any time, except without shareholder approval, the Committee may not increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to paragraph 14 hereof), extend the period during which any award may be exercised, extend the term of the Plan or change the minimum option price (other than pursuant to paragraph 14 hereof). The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an award previously granted.



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         16. Effect on Other Plans. Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

         17. Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Companys shareholders.


Adopted February 9, 1993
by the Board of Directors of
American Business Financial Services, Inc.

Amended October 22, 1996 by the Board
of Directors of American Business Financial
Services, Inc.

Amended and Restated December 10, 1996
by the Board of Directors of
American Business Financial Services, Inc.



                                    /s/ Anthony J. Santilli
                                    --------------------------------------
                                    Anthony J. Santilli, Jr., President